SUP-0119-0148-0720

BERNSTEIN FUND, INC.

-	International Strategic Equities Portfolio

SANFORD C. BERNSTEIN FUND, INC.

-	International Portfolio
-	Overlay A Portfolio
-	Tax-Aware Overlay A Portfolio
-	Tax-Managed International Portfolio

Each of the funds listed above is hereinafter referred to as a “Portfolio,” and together, the “Portfolios.”

Supplement dated July 23, 2020, as applicable, to the Prospectus and Summary Prospectus dated January 28, 2020 for each of: (i) International Strategic Equities Portfolio, (ii) International Portfolio, (iii) Overlay A Portfolio, (iv) Tax-Aware Overlay A Portfolio, and (v) Tax-Managed International Portfolio (each, a “Prospectus,” and together, the “Prospectuses”).

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On July 23, 2020, the Boards of Directors of Bernstein Fund, Inc. (“Bernstein Fund”) and Sanford C. Bernstein Fund, Inc. (“SCB Fund”) reviewed and unanimously approved the reorganization of the International Portfolio and Tax-Managed International Portfolio, each a series of SCB Fund, into the International Strategic Equities Portfolio, a series of Bernstein Fund (together, the “Reorganizations,” and each, a “Reorganization”).

Pursuant to each proposed Reorganization, the International Portfolio and Tax-Managed International Portfolio (each, an “Acquired Portfolio,” and together, the “Acquired Portfolios”) will transfer all of their assets and stated liabilities to the International Strategic Equities Portfolio (the “Acquiring Portfolio”). Each of the Acquired Portfolios and the Acquiring Portfolio have substantially identical investment objectives and substantially similar investment strategies and risks.

Each Reorganization is a separate transaction that requires shareholder approval, and one Reorganization is not contingent upon shareholder approval of the other Reorganization. Thus, if shareholders of one Acquired Portfolio approve the Reorganization relating to their Portfolio, their Portfolio will be reorganized, even if shareholders of the other Acquired Portfolio do not approve the Reorganization relating to their Portfolio.

It is anticipated that a proxy statement/prospectus relating to the Reorganizations will be mailed to the shareholders of the Acquired Portfolios during the third quarter of 2020 and that the Acquired Portfolios expect to convene a Joint Meeting of Shareholders on or about October 22, 2020 to vote on the approval of the Reorganizations. If the required shareholder approvals are obtained and all required closing conditions are satisfied, it is expected that the Reorganizations will be completed in or around December 2020 or the beginning of 2021 once shareholder approval is obtained.

If the Reorganization of an Acquired Portfolio is approved, shareholders of the applicable Acquired Portfolio will receive whole and fractional shares of equal dollar value of the Acquiring Portfolio according to the following chart (with no sales charge):

Acquired Portfolios — Share Class Exchanged	Acquiring Portfolio — Share Class Received

Class A	SCB Class

Class C*	SCB Class

Class Z	Class Z

International Class / Tax-Managed International Class	Advisor Class (if applicable**) or SCB Class

*

Class C shares of the Tax-Managed International Portfolio are no longer offered. References herein to Class C shares of the Acquired Portfolio(s) relate solely to Class C shares of the International Portfolio.

**

The following clients of Bernstein Private Wealth Management of AllianceBernstein L.P. will receive Advisor Class Shares: (i) clients who are subject to the global fee schedule for investment management services (generally, all clients with discretionary accounts who became clients in 2009 or thereafter and earlier clients who have adopted the global fee schedule); and (ii) clients investing at least $3 million in a portfolio of SCB Fund or Bernstein Fund.

Both the Acquired Portfolios and the Acquiring Portfolio anticipate obtaining an opinion of counsel to the effect that the Reorganization will not result in the recognition of a gain or loss for federal income tax purposes for shareholders of the Portfolio.

If shareholders of an Acquired Portfolio approve the Reorganization, the Acquired Portfolio is expected to distribute its realized capital gains, if any, to its shareholders prior to the closing date of the Reorganization. Acquired Portfolio shareholders who do not hold their shares in a tax-advantaged account may receive a taxable capital gains distribution. In addition, it is currently anticipated that a substantial portion of each Acquired Portfolio’s portfolio holdings will be sold prior to the closing of the Reorganization, and the Acquired Portfolio is expected to realize capital gains or losses in connection with those sales. If the Acquired Portfolio realizes capital gains, those gains may increase the capital gain distribution paid to shareholders.

This document is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Portfolio. This document is not a solicitation of any proxy. Please read the proxy statement/prospectus carefully, when it is available, because it contains important information about the proposed Reorganizations and the Acquiring Portfolio.

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On July 23, 2020, the Board of Directors of SCB Fund approved an increase in the initial minimum investment requirement and the minimum account balance requirement for Class A and Class C shares of the International Portfolio and Class A shares of the Tax-Managed International Portfolio to $10,000 (and the elimination of the option to invest below the minimum investment requirement through an automatic investment program).

Accordingly, the following chart hereby replaces the chart appearing under the first sentence under the heading “Purchase and Sale of Portfolio Shares” in the summary section of the Prospectus of the International Portfolio relating to Class A and Class C shares:

	Initial	Subsequent
Class A/Class C shares, including traditional IRAs and Roth IRAs	$10,000	$50
Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by the Manager	None	None

The following chart hereby replaces the chart appearing under the first sentence under the heading “Purchase and Sale of Portfolio Shares” in the summary section of the Prospectus of the Tax-Managed International Portfolio relating to Class A shares:

	Initial	Subsequent
Class A shares, including traditional IRAs and Roth IRAs	$10,000	$50
Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by the Manager	None	None

The following chart replaces the chart appearing under the heading “Investing in the Portfolios — How to Buy Shares — Class A and Class C Shares — Available to Retail Investors”:

Purchase Minimums and Maximums
Minimums:*
—Initial:	$10,000
—Subsequent:	$50

*

Purchase minimums may not apply to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program or “Mutual Fund Only” brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or “network level” account arrangements with a Portfolio.

The following disclosure is added to the Prospectus of the International Portfolio and Tax-Managed International Portfolio before the second to last paragraph under the heading “How to Sell or Redeem Shares”:

“Automatic sale of your shares — For Class A and C shares of the International Portfolio and Class A shares of the Tax-Managed International Portfolio: Under certain circumstances, a Portfolio may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if the value of your account is less than $10,000 in a Portfolio, the Manager may, on at least 60 days’ prior written notice, sell your remaining shares in that Portfolio and close your account. Any accounts with less than $10,000 will be redeemed for cash at the time of the Reorganizations. This will be a taxable event.”

The following sentence replaces the last sentence of the first paragraph under “Description of Shares” in the Statement of Additional Information:

“Shares are also redeemable at the option of the applicable Fund, if the value of a shareholder’s account is less than $10,000 or other minimum account balance stated in the prospectus for the applicable Fund.”

Any reference to (i) a lower investment minimum or account balance for Class A or Class C shares or to a lower account balance for “all Portfolios” no longer applies to the International Portfolio and is hereby deleted; and (ii) a lower investment minimum or account balance for Class A shares or to a lower account balance for “all Portfolios” no longer applies to the Tax-Managed International Portfolio and is hereby deleted.

Small Account Redemptions

Class A and Class C shareholders will have until 60 days from the supplement date to bring their account balances to at least $10,000. Shareholders who do not have a balance of at least $10,000 following this date will be subject to each Portfolio’s involuntary redemption provisions for small accounts. Any accounts with less than $10,000 will be redeemed for cash at the time of the Reorganizations.

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If the Reorganizations described in this Supplement are approved by shareholders, the Board of Directors of SCB Fund will approve certain modifications to the investment strategies of the Overlay A Portfolio and Tax-Aware Overlay A Portfolio (together, the “Overlay Portfolios”) to no longer invest in the International Portfolio and Tax-Managed International Portfolio.

Accordingly, effective on the date of the Reorganizations (expected to take place in or around December 2020 or the beginning of 2021, subject to shareholder approval), the following sentence replaces the last sentence of the third paragraph under the heading “Investment in Exchange-Traded Funds and Other Investment Companies” in the Prospectus for the Overlay Portfolios:

“In addition, the Overlay A Portfolio and Tax-Aware Overlay A Portfolio intend to invest from time to time in the Emerging Markets Portfolio of the SCB Fund and the International Small Cap Portfolio, International Strategic Equities Portfolio and Small Cap Core Portfolio of the Bernstein Fund.”

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Each Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

This Supplement should be read in conjunction with the Prospectuses for the Portfolios.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0119-0148-0720